Exhibit 10.106

Execution Version

SECURITIES PURCHASE AND REGISTRATION RIGHTS

AGREEMENT

Between

STAR SCIENTIFIC, INC.,

as Issuer,

And

The Investors Set Forth on Schedule I hereto

May 12, 2008

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6.	COVENANTS		17

	6.1	STOCK LEGEND	17
	6.2	TRANSFER AGENT INSTRUCTIONS	18
	6.3	DISCLOSURE OF TRANSACTIONS AND OTHER MATERIAL INFORMATION	18

7.	SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS		18

8.	NOTICES		18

9.	CHANGES		19

10.	HEADINGS		19

11.	SEVERABILITY		19

12.	GOVERNING LAW; JURISDICTION; SERVICE OF PROCESS		19

13.	ENTIRE AGREEMENT		20

14.	FINDERS FEES		20

15.	COUNTERPARTS		20

16.	SUCCESSORS AND ASSIGNS		20

17.	EXPENSES		20

18.	INDEPENDENT NATURE OF INVESTORS’ OBLIGATIONS AND RIGHTS		20

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This SECURITIES PURCHASE AND REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into effective as of May 12, 2008 between Star Scientific, Inc., a Delaware corporation (the “Company”), and the several investors set forth on Schedule I hereto (each an “Investor” and collectively, the “Investors”).

WHEREAS, the Company and each Investor desire that Investor will purchase from the Company and the Company will issue and sell to each Investor, upon the terms and conditions set forth in this Agreement: (a) the aggregate amount of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), set forth next to each Investor’s name on Schedule I hereto, for a per share purchase price of $1.62 per share (the “Shares”); and (b) a warrant substantially in the form attached hereto as Exhibit A (the “Warrant”), to purchase (i) the amount of shares of Common Stock set forth next to each Investor’s name on Schedule I hereto, (the “Warrant Shares”) and (ii) having an exercise price of $2.00 per Warrant Share (the “Exercise Price”), in each of (i) and (ii) subject to the terms of the Warrant; and

WHEREAS, the Investors will have registration rights with respect to the Shares, Warrant Shares and other Registrable Securities (as defined herein) pursuant to the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Agreement to Sell and Purchase the Shares and Warrant. At the Closing (as defined in Section 2), the Company will sell to each Investor, and each Investor will purchase from the Company, upon the terms and subject to the conditions hereinafter set forth, the Shares and the Warrant for the aggregate purchase price set forth opposite each Investor’s name under the heading “Aggregate Purchase Price” on Schedule I hereto.

2. Delivery of the Shares and Warrant at Closing. The completion of the purchase, sale and issuance of the Shares and the Warrant (the “Closing”) shall occur on the date of this Agreement (the “Closing Date”) (or upon such other date as the Company and each Investor shall agree), at the offices of the Company’s counsel. At the Closing, the Company shall issue to each Investor (a) one or more stock certificates, registered in the Investor’s name and address as set forth on Schedule I hereto, representing the Shares and (b) the Warrant issued in the name of the Investor. The Company’s obligation to issue the Shares and the Warrant to each Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a wire transfer of immediately available funds to an account designated in writing by the Company, in the full amount of the total purchase price payable by each Investor for the Shares and Warrant Shares that such Investor is hereby agreeing to purchase set forth opposite the name of such Investor under the heading “Aggregate Purchase Price” on Schedule I hereto; and (b) the accuracy, in all material respects, of the representations and warranties made by each Investor and the fulfillment, in all material respects, of those undertakings of each Investor to be fulfilled prior to the Closing. Each Investor’s obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by an Investor (provided that no such waiver shall be deemed given unless in writing and executed by the Investors): (a) receipt by each Investor of a counter-signed copy of this

Agreement executed by the Company; (b) receipt by each Investor of a copy of the Warrant; and (c) the accuracy, in all material respects, of the representations and warranties made by the Company and the fulfillment, in all material respects, of those undertakings of the Company to be fulfilled prior to the Closing.

3. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with each Investor, as follows:

3.1 Organization. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries, taken as a whole (a “Material Adverse Effect”).

3.2 Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Warrant, and has taken all necessary corporate action to enter into and perform this Agreement, to issue the Shares in accordance with the terms of this Agreement, to enter into and perform the Warrant, and to issue the Warrant Shares in accordance with the terms of the Warrant. This Agreement has been, and upon the Closing in accordance with the terms of the Agreement, the Warrant will be, duly authorized, validly executed and delivered by the Company and constitutes, or will constitute, a legal, valid and binding agreement of the Company enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon their issuance in accordance with the terms of this Agreement, the Shares will be duly authorized, validly issued, fully paid and non-assessable, the Warrant will be duly authorized and validly issued and the Warrant Shares will be reserved for issuance and, upon exercise of the Warrant in accordance with its terms, duly authorized, validly issued, fully paid and non-assessable.

3.3 Non-Contravention. The execution and delivery of this Agreement, the issuance and sale of the Shares and the Warrant under this Agreement, the performance of the Company’s obligations under this Agreement and each Warrant and the consummation of the transactions contemplated hereby and thereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, (B) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is subject, or (C) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the property or assets of the Company or any Subsidiary is subject, and except in the case of (A)(i), (A)(iii) and (C) as would not reasonably be expected to have a Material Adverse Effect. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of this Agreement, the valid issuance and sale of the Shares and Warrant pursuant to this Agreement, other than such as have been made or obtained, and except for any securities filings required to be made under federal or state securities laws. The valid issuance and sale of the Shares, the Warrant and the Warrant Shares pursuant to this Agreement does not contravene the rules and regulations of the Nasdaq Global Market (the “Principal Market”), and the issuance and sale of the Shares, the Warrant and the Warrant Shares does not, individually or together with any previous sales and issuances of Common Stock by the Company, require stockholder approval.

3.4 SEC Filings. Since January 1, 2007, the Company and its Subsidiaries have filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “Commission”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (collectively, the “SEC Documents”). As of each of their respective dates of filing, the SEC Documents complied in all material respects with the requirements of the Securities Act and the 1934 Act and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

3.5 Absence of Certain Change. Except as disclosed in the SEC Documents, since December 31, 2007, there has been no adverse change or adverse development in the business, properties, assets, operations, financial condition, prospects, liabilities or results of operations of the Company or its Subsidiaries which to the knowledge of the Company would reasonably be expected to have a Material Adverse Effect.

3.6 Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 135,000,000 shares of Common Stock, of which 89,637,685 shares are issued and outstanding and 19,313,330 shares are issuable and reserved for issuance pursuant to the Company’s stock option plans or securities exercisable or exchangeable for, or convertible into, shares of Common Stock, and (ii) 100,000 shares of preferred stock, of which as of the date hereof no shares are issued. All of such outstanding shares have been, or upon issuance will be, validly issued, fully paid and nonassessable. Except as disclosed in the SEC Documents, as of the date hereof, (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iii) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, and (iv) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The Company disclosed in its SEC Documents or has furnished to Investor true and correct copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”).

3.7 Conduct of Business/Regulatory Permits.

(a) Neither the Company nor any of its subsidiaries is in violation of or in default under it charter or bylaws or other governing documents. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation to which the Company or Subsidiaries are currently subject, except in all cases for possible violations which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Common Stock is currently listed for quotation on the Principal Market and Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses as currently conducted, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, reasonable be expected to have a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which has not been fully resolved in favor of the Company.

4. Representations and Warranties of Investor. Each Investor severally for itself, and not jointly with the other Investors, represents and warrants to, and covenants with, the Company, as follows:

4.1 Due Authorization. Investor has all requisite power, authority and capacity to execute, deliver and perform his obligations under this Agreement, and has taken all necessary corporate, company, partnership or individual action as the case may be to enter and perform this Agreement. This Agreement has been duly authorized and validly executed and delivered by Investor and constitutes a legal, valid and binding agreement of Investor enforceable against Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.2 Non-Contravention. The execution and delivery of this Agreement, the purchase of the Shares and the Warrant under this Agreement, the fulfillment of the terms of this Agreement and the consummation of the transactions contemplated hereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which Investor is a party, (ii) the charter, by-laws or other organizational documents of Investor, as applicable, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to Investor or his property, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of Investor or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which Investor is a party or by which any of them is bound or to which any of the property or assets of Investor is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of this Agreement and the purchase of the Shares and the Warrant by Investor, other than such as have been made or obtained.

4.3 Private Placement. Investor is acquiring the Shares and the Warrant for its own account for investment only and with no present intention of distributing any of the Shares, the Warrant or the Warrant Shares, or any arrangement or understanding with any other persons regarding the public distribution of the Shares, Warrant or Warrant Shares in violation of the Securities Act provided, however, that, subject to the terms and conditions of this Agreement, by making this representation, such Investor does not otherwise agree to hold any of the Shares, Warrant or Warrant Shares for any minimum or other specific term and reserves the right to dispose of the Shares, Warrant or Warrant Shares pursuant a registration statement or exemption from registration under the Securities Act. Investor has been advised and understands that neither the Shares, the Warrant nor the Warrant Shares have been registered under the Securities Act or under the “blue sky” or similar laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the Securities Act and such other laws, if applicable, or, subject to the terms of this Agreement, if an exemption from registration is available. Investor has been advised and understands that the Company, in issuing the Shares and the Warrant, is relying upon, among other things, the representations and warranties of Investor herein in concluding that such issuance is a “private offering” and is exempt from the registration provisions of the Securities Act.

4.4 Certain Trading Activities. Neither Investor nor any of its affiliates has directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Investor, engaged in any purchase or sale of Common Stock (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) since the date that such Investor first became aware of the transactions contemplated hereby. For the purposes of this Section, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO adopted under the 1934 Act and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales and other transaction through non-US broker-dealers or foreign regulated brokers having the effect of hedging the securities of the Company or the investment contemplated under this Agreement. Such Investor covenants that neither it, nor any person acting on its behalf or pursuant to any understanding with it, will engage in any transaction in the securities of the Company (including short sales) prior to the Company’s filing with the Commission of a Current Report on Form 8-K or Quarterly Report on Form 10-Q or the issuance of a press release, in each case, reporting this transaction.

4.5 No Advice. Investor understands that nothing in this Agreement or any other materials presented to Investor in connection with the purchase and sale of the Shares and the Warrant constitutes legal, tax or investment advice. Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares and the Warrant.

4.6 Accredited Investor. Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act and is able to bear the risk of his investment in the Shares, Warrant, and Warrant Shares. Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Shares, Warrant and Warrant Shares.

4.7 Limited Representations. Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and its Subsidiaries which have been requested and materials relating to the offer and sale of the Shares, Warrant, and Warrant Shares, which have been requested by Investor. Investor and its advisors, if any, have been afforded the opportunity to ask such questions of the Company as they deem appropriate for purposes of the investment contemplated hereby. Investor acknowledges that the most recent disclosure of the Company’s results is for the fiscal year ended on, and the most recent disclosure of the Company’s financial condition is at December 31, 2007, as reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, filed with the Commission on March 17, 2008, and that no information more recent than such date has been provided to Investor as to the Company’s results, operations, financial condition, business or prospects. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained herein. Investor understands that his purchase of the Shares, Warrant and, if applicable, Warrant Shares involves a high degree of risk and that Investor may lose his entire investment in the Shares, the Warrant and if applicable the Warrant Shares, and that Investor can afford to do so without material adverse consequences to its financial condition.

4.8 No Recommendation. Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares, Warrant or Warrant Shares or the fairness or suitability of an investment in the Shares, Warrant or Warrant Shares nor have such authorities passed upon or endorsed the merits thereof.

4.9 Restrictive Legend. The Company shall issue the Warrant and certificates for the Shares and, if applicable, Warrant Shares to Investor with a legend as described in Section 6 below. Investor covenants that, in connection with any transfer of Shares or Warrant Shares pursuant to the registration statements contemplated by Section 5 hereof, Investor will comply with the applicable prospectus delivery requirements of the Securities Act, provided that copies of a current prospectus relating to such effective registration statements are or have been supplied to Investor.

4.10 Residence. Investor is a resident of the jurisdiction set forth next to Investor’s name on Schedule I hereto.

4.11 No Market. Investor understands that the Shares are and, upon exercise of the Warrant, the Warrant Shares will be restricted securities and that there is no public trading market for the Warrant, that none is expected to develop, and that the Shares, Warrant and Warrant Shares must be held indefinitely unless and until the resale of such Shares, Warrant or Warrant Shares is registered under the Securities Act or, subject to the terms and conditions of this Agreement, an exemption from registration is available. Investor has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

4.12 No Commissions. Investor has taken no action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments by the Company or Investor relating to this Agreement or the transactions contemplated hereby.

4.13 Transactional Exemption. Investor understands that the Shares, Warrant and Warrant Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Investor set forth herein in order to determine the availability of such exemptions and the suitability of Investor to acquire the Shares, Warrant and Warrant Shares.

4.14 Transfer or Resale. Investor understands that except as provided in Section 5 hereof: (i) the Shares and Warrant Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Investor shall have delivered to the Company and its transfer agent an opinion of counsel, in a form reasonably acceptable to the Company and its transfer agent, to the effect that the Shares and Warrant Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Investor provides the Company and its transfer agent with assurance reasonably acceptable to the Company and its transfer agent that such Shares and Warrant Shares can be sold, assigned or transferred without restriction pursuant to Rule 144 promulgated under the Securities Act, as amended, (or a successor rule thereto) (“Rule 144”); (ii) any sale of the Shares or Warrant Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Shares or Warrant Shares under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission thereunder; and (iii) except as set forth herein, neither the Company nor any other person is under any obligation to register the Shares or Warrant Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Shares or Warrant Shares may be pledged in connection with a bona fide margin account or other loan secured by the Shares or Warrant Shares; provided, that in order to make any sale, transfer or assignment of Shares or Warrant Shares, such Investor and its pledgee makes such disposition in accordance with or pursuant to a registration statement or an exemption under the Securities Act and that such pledge will not alter the provisions of this Section 6.1 with respect to the removal of legends.

4.15 Certain Information. Except such information as will be disclosed pursuant to Section 6.3 hereof, as of the date hereof, the Company has not provided nor does the Company have knowledge that Investor is in possession of, material nonpublic information.

4.16 S-3 Eligibility. The Company currently meets the “registrant eligibility” requirements set forth in the general instructions to Form S-3 to enable the registration of the resale of the Shares and Warrant Shares by the Investors.

5. Registration Rights

5.1 Certain Definitions.

“Holder” and “Holders” shall include Investor and any transferee or transferees of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” shall mean: (i) the Shares and Warrant Shares issued or issuable to each Holder (a) with respect to the Warrant Shares, upon exercise of the Warrant, (b)

upon any distribution with respect to, any exchange for or any replacement of such Shares or Warrant, or (c) upon any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (ii) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (iii) any other security issued as a dividend or other distribution with respect to, in exchange for or in replacement of the securities referred to in the preceding clauses, except that any such Shares, Warrant Shares or other securities shall cease to be Registrable Securities when (x) they have been sold to the public or (y) they may be sold by the Holder thereof without restriction pursuant to Rule 144.

“Registration Expenses” shall mean all expenses to be incurred by the Company in connection with each Holder’s registration rights under this Agreement (such amount not to exceed $5000 in the aggregate), including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, and blue sky fees and expenses, reasonable fees and disbursements of counsel to Holders (using a single counsel selected by a majority in interest of the Holders) for a review of the Registration Statements and related documents, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

“Selling Expenses” shall mean all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities and all fees and disbursements of counsel for Holders not included within “Registration Expenses”.

5.2 Registration Requirements. The Company shall use its reasonable best efforts to effect the registration of the resale of the Registrable Securities (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the resale of all the Registrable Securities in the manner (including manner of sale) and in all states reasonably requested by the Holder. Such reasonable best efforts by the Company shall include, without limitation, the following:

(a) The Company shall, as expeditiously as possible:

(i) But in any event within 60 days of the Closing, prepare and file a registration statement with the Commission pursuant to Rule 415 under the Securities Act on Form S-3 under the Securities Act (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act provided that such other form shall be converted into an S-3 promptly after Form S-3 becomes available to the Company) covering resales by the Holders as selling stockholders (not underwriters) of the sum of (A) the Shares and (B) the Warrant Shares issuable upon full exercise of the Warrants (the “Initial Registration Statement”). The Company shall use its reasonable best efforts to cause such Initial Registration Statement and other filings to be declared effective as soon as possible, and in any event prior to 120 days (or, if the Commission elects to review the Registration Statement, 180 days) following the Closing.

(ii) But in any event within 180 calendar days of the date the Initial Registration Statement is declared effective by the Commission (the “Second Filing Date”), prepare and file a registration statement with the Commission pursuant to Rule 415 under the Securities Act on Form S-3 under the Securities Act (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act provided that such other form shall be converted into an S-3 promptly after Form S-3 becomes available to the Company) covering resales by the Holders as selling stockholders (not underwriters) of any remaining Registrable Securities (the “Subsequent Registration Statement” and together with the Initial Registration Statement, the “Registrations Statements”). The Company shall use its reasonable best efforts to cause such Additional Registration Statement and other filings to be declared effective as soon as possible, and in any event prior to 120 days (or, if the Commission elects to review the Registration Statement, 180 days) following the Second Filing Date.

(iii) Without limiting the foregoing, the Company will promptly respond to all Commission comments, inquiries and requests, and shall request acceleration of effectiveness of the Registration Statements at the earliest possible date. The Company shall provide the Holders reasonable opportunity to review the portions of any such Registration Statements or amendment or supplement thereto containing disclosure regarding the Holders prior to filing.

(iv) Prepare and file with the Commission such amendments and supplements to such Registration Statements and the prospectus used in connection with such Registration Statements as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statements and notify the Holders of the filing and effectiveness of such Registration Statements and any amendments or supplements.

(v) Furnish to each Holder such numbers of copies of a current prospectus conforming with the requirements of the Act, copies of the Registration Statements, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as such Holder may reasonably require in order to facilitate the disposition of Registrable Securities owned by such Holder.

(vi) Register and qualify the securities covered by such Registration Statements under the securities or “blue sky” laws of all domestic jurisdictions, to the extent required; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(vii) Notify each Holder immediately of the happening of any event (but not the substance or details of any such events unless specifically requested by a Holder) as a result of which the prospectus (including any supplements thereto or thereof) included in such Registration Statements, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its reasonable best efforts to promptly update and/or correct such prospectus.

(viii) Notify each Holder immediately of the issuance by the Commission or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the threat or initiation of any proceedings for that purpose. The Company shall use its reasonable best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

(ix) Permit counsel to the Holders to review the Registration Statements and all amendments and supplements thereto within a reasonable period of time (but not less than two (2) full days on which there is trading on the Principal Market or such other market or exchange on which the Common Stock is then principally traded) prior to each filing and will not request acceleration of the Registration Statements without prior notice to such counsel.

(x) List the Registrable Securities covered by such Registration Statements on the Principal Market, exchange and/or market on which the Common Stock is then listed and prepare and file any required filings with such principal market or exchange, and shall maintain such listing of the Common Stock and all Registrable Securities from time to time issuable under the terms of this Agreement and the Warrant on the Principal Market, exchange and/or market on which the Common Stock is then listed.

(b) In the event that either of the Registration Statements have become effective and, afterwards, any Holder’s ability to sell Registrable Securities registered for resale under either of the Registration Statements is suspended for more than (i) 45 days in any 90-day period or (ii) 90 days in any calendar year, including without limitation by reason of any suspension or stop order with respect to either of the Registration Statements or the fact that an event has occurred as a result of which the prospectus (including any supplements thereto) included in either of the Registration Statements then in effect includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, then the Company shall take such action as may be necessary to amend or supplement the Initial Registration Statement or the Subsequent Registration Statement, as the case may be, or the prospectus (including any supplements thereto) included in either of the Registration Statements, such that Initial Registration Statement or the Subsequent Registration Statement, as the case may be, or the prospectus, as so amended, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements not misleading.

(c) If the Holder(s) intend to distribute the Registrable Securities by means of an underwriting, the Holder(s) shall so advise the Company. Any such underwriting may only be administered by nationally or regionally recognized investment bankers reasonably satisfactory to the Company.

(d) The Company shall enter into such customary agreements (including an underwriting agreement containing such representations and warranties by the Company and such other terms and provisions, as are customarily contained in underwriting agreements for comparable offerings and are reasonably satisfactory to the Company) and take all such other actions as the Holder or the underwriters participating in such offering and sale may reasonably request in order to expedite or facilitate such offering and sale other than such actions which are disruptive to the Company or require significant management availability.

(e) The Company shall make available for inspection by the Holders, representative(s) of all the Holders together, any underwriter participating in any disposition pursuant to either of the Registration Statements, and any attorney or accountant retained by any Holder or underwriter, all financial and other records customary for purposes of the Holders’ due diligence examination of the Company and review of either of the Registration Statements, all documents filed with the Commission subsequent to the Closing, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with either of the Registration Statements, provided that such parties agree to keep such information confidential. Notwithstanding the foregoing, the foregoing right shall not extend to any Holder (i) who is not a financial investor or entity or (ii) who, itself or through any affiliate, has any strategic business interest that would reasonably be expected to be in conflict with any business of the Company or its Subsidiaries.

(f) The Company may suspend the use of any prospectus used in connection with either of the Registration Statements only in the event, and for such period of time as, (i) such a suspension is required by the rules and regulations of the Commission or (ii) it is determined in good faith by the Board of Directors of the Company that because of valid business reasons (not including the avoidance of the Company’s obligations hereunder), it is in the best interests of the Company to suspend such use, and prior to suspending such use in accordance with this clause (ii) the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension. The Company will use reasonable best efforts to cause such suspension to terminate at the earliest possible date.

(g) The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to either of the Registration Statements and the prospectus used in connection with either of the Registration Statements, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep either of the Registration Statements effective at all times during the Registration Period (as defined below), and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by either of the Registration Statements. In the case of amendments and supplements to either of the Registration Statements which are required to be filed pursuant to this Agreement (including pursuant to this Section 5(g)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the 1934 Act, the Company shall have incorporated such report by reference into either of the Registration Statements, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Initial Registration Statement or the Subsequent Registration Statement, as applicable.

(h) Each Holder agrees by its acquisition of the Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 5.2(a)(vii) or 5.2(a)(viii), and upon notice of any suspension under Section 5.2(f), such Holder will forthwith discontinue disposition of such Registrable Securities under the Initial Registration Statement or the Subsequent Registration Statement, as applicable, until such Holder’s receipt of the copies of the supplemented prospectus and/or amendment to the Initial Registration Statement or the Subsequent Registration Statement, as applicable, contemplated by this Section 5.2, or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or the Initial Registration Statement or the Subsequent Registration Statement, as applicable. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(i) If requested by a Holder, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as a Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to either of the Registration Statements if reasonably requested by a Holder holding any Registrable Securities.

5.3 Expenses of Registration. All Registration Expenses in connection with any registration, qualification or compliance with registration pursuant to this Agreement shall be borne by the Company, and all Selling Expenses of a Holder shall be borne by such Holder.

5.4 Registration on Form S-3/ Reporting Status. The Company shall use its reasonable best efforts to remain qualified for registration on Form S-3 or any comparable or successor form or forms, or in the event that the Company is ineligible to use such form, such form as the Company is eligible to use under the Securities Act, provided that if such other form is used, the Company shall convert such other form to a Form S-3 promptly after the Company becomes so eligible, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as either of the Registration Statements or Form S-3 covering the Registrable Securities has been declared effective by the Commission. Until such time as the Registrable Securities may be sold by the Holders without restriction pursuant to Rule 144, including the current public information requirement set forth in Rule 144(c), the Company shall timely file all reports required to be filed with the Commission pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act regardless of whether the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination

5.5 Registration Period. In the case of the registration effected by the Company pursuant to this Agreement, the Company shall keep such registration effective from the date on which the either of the Registration Statements initially became effective until the earlier of (a) the date on which all the Holders have completed the sales or distribution described in either of the Registration Statements relating to the Registrable Securities registered for resale thereunder or, (b) until such Registrable Securities may be sold by the Holders without restriction pursuant to Rule 144 (or any successor thereto) (provided that the Company’s transfer agent has accepted an instruction from the Company to such effect) (the “Registration Period”). Thereafter, the Company shall be entitled to withdraw such Registration Statement and the Holders shall have no further right to offer or sell any of the Registrable Securities registered for resale thereon pursuant to the respective Registration Statement (or any prospectus relating thereto).

5.6 Indemnification

(a) Company Indemnity. The Company will indemnify and hold harmless each Holder, each of its officers, directors, agents and partners, and each person controlling each of the foregoing, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder, each of its officers, directors, agents and partners, and each person controlling each of the foregoing, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to a Holder to the extent that any such claim, loss, damage, liability or expense arises out of or is based (i) on any untrue statement or omission based upon written information furnished to the Company by a Holder or the underwriter (if any) therefore or (ii) the failure of a Holder to deliver at or prior to the written confirmation of sale, the most recent prospectus, as amended or supplemented. The indemnity agreement contained in this Section 5.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

(b) Holder Indemnity. Each Holder will, severally and not jointly, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers, agents and partners, and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holder(s) against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make a statement therein not misleading in light of the circumstances under which they were made, and will reimburse the Company and such other Holder(s) and their directors, officers and partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, and provided that the maximum amount for which such Holder shall be liable under this indemnity shall not exceed the net proceeds received by such Holder from the sale of the Registrable Securities pursuant to the registration statement in question. The indemnity agreement contained in this Section 5.6(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

(c) Procedure. Each party entitled to indemnification under this Section 5.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5.6 except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such non-privileged information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

5.7 Contribution. If the indemnification provided for in Section 5.6 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such

Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities as between the Company on the one hand and any Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of any Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder.

In no event shall the obligation of any Indemnifying Party to contribute under this Section 5.7 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 5.6(a) or 5.6(b) hereof had been available under the circumstances.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5.7 were determined by pro rata allocation (even if the Holders or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this section, no Holder or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any Holder, the net proceeds received by such Holder from the sale of Registrable Securities pursuant to the registration statement in question or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.8 Survival. The indemnity and contribution agreements contained in Sections 5.6 and 5.7 and the representations and warranties of the Company referred to in Section 5.2(d) shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company, and (iii) the consummation of the sale or successive resales of the Registrable Securities.

5.9 Information by Holders. Each Holder shall promptly furnish to the Company such information regarding such Holder and the distribution and/or sale proposed by such Holder as the Company may from time to time reasonably request in writing in connection with any registration, qualification or compliance referred to in this Agreement, and the Company may exclude from such registration the Registrable Securities of any Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. The intended method or methods of disposition and/or sale of such securities as so provided by such purchaser shall be included without alteration in the Registration Statements covering the Registrable Securities and shall not be changed without written consent of such Holder. Each Holder agrees that, other than ordinary course brokerage arrangements, in the event it enters into any arrangement with a broker dealer for the sale of any Registrable Securities through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, such Holder shall promptly deliver to the Company in writing all applicable information required in order for the Company to be able to timely file a supplement to the Prospectus pursuant to Rule 424(b), or take any other action, under the Securities Act, to the extent that such supplement or other action is legally required. Such information shall include a description of (i) the name of such Holder and of the participating broker dealer(s), (ii) the number of Registrable Securities involved, (iii) the price at which such Registrable Securities were or are to be sold, and (iv) the commissions paid or to be paid or discounts or concessions allowed or to be allowed to such broker dealer(s), where applicable.

6. Covenants

6.1 Stock Legend.

Upon payment therefor as provided in this Agreement, the Company will issue the Shares and the Warrant in the name of each Investor. Any certificate representing Shares or Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

The Warrant shall be imprinted with the legends set forth in the Warrant on Exhibit A hereto.

Except as otherwise specified in Section 6.2, and subject to the undertaking in Section 4.14 hereof by the Investor, the Company agrees to issue the Shares or Warrant Shares, issued upon exercise of the Warrant, without the legend set forth above at such time (i) as such Shares or Warrant Shares have been transferred pursuant to Rule 144, (ii) as the holder thereof is permitted to transfer of such Shares or Warrant Shares without restriction pursuant to Rule 144 (and without the requirement of the availability of current public information as required by Rule 144(c)), or (ii) such securities have been registered for resale under the Securities Act.

6.2 Transfer Agent Instructions.

(a) The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates registered in the name of each Investor or its respective nominee(s), for the Shares issued at the Closing and for the Warrant Shares in such amounts as specified from time to time by each Investor to the Company upon exercise of the Warrants in the form of Exhibit A attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 6.2 and stop transfer instructions to give effect to Section 6.1 hereof, will be given by the Company to its transfer agent with respect to the Shares and Warrant Shares, and that the Shares and Warrant Shares shall otherwise be freely transferable on the books and records of the Company, as applicable, and to the extent provided in this Agreement and the Warrant. If an Investor effects a sale, assignment or transfer of the Securities in accordance with Section 4.14, the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Investor to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves the Shares or Warrant Shares sold, assigned or transferred pursuant to an effective registration statement in compliance with the prospectus delivery requirements (unless an exemption from the prospectus delivery requirements is available), or pursuant to Rule 144, the transfer agent shall issue such Shares or Warrant Shares to the Investor, assignee or transferee, as the case may be, without any restrictive legend.

6.3 Disclosure of Transactions and Other Material Information. On or before 5:30 p.m., New York City time, on May 13, 2008, the Company shall file a Current Report on Form 8-K or Quarterly Report on Form 10-Q with the Commission or issue a press release describing the terms of the transactions contemplated by this Agreement and the Warrant in the form required by the 1934 Act.

7. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and Investor herein shall survive the execution of this Agreement, the delivery to Investor of the Shares and the Warrant being purchased and the payment therefor.

8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

(a)	if to the Company, to:

Star Scientific, Inc.

16 South Market Street

Petersburg, Virginia 23803

Telephone: (804) 530-0535

Facsimile: (804) 530-8474

Attention: Chief Financial Officer

with copies to:

Star Scientific, Inc.

7475 Wisconsin Ave.

Suite 850

Bethesda, MD 20814

Attn: Robert E. Pokusa, Esq.

General Counsel

Phone: (301) 654-8300

Telecopy: (301) 654-9308;

and

Latham & Watkins LLP

555 Eleventh Street, N.W.

Suite 1000

Washington, DC 20004

Attn: William P. O’Neill, Esq.

Phone: (202) 637-2200

Telecopy: (202) 637-2201

(b) if to Investor, at his address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

9. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and Investor.

10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

12. Governing Law; Jurisdiction; Service of Process. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

13. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to such subject matter are expressly cancelled.

14. Finders Fees. Neither the Company nor Investor nor any affiliate thereof has incurred any obligation which will result in the obligation of the other party to pay any finder’s fee or commission in connection with this transaction.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

16. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and Investor. Investor shall not assign any rights or obligations under this Agreement other than, solely with respect to any Shares or Warrant Shares transferred in accordance with this Agreement, including the legends described herein, to any permitted transferee of such Shares or Warrant, provided, however, that no such assignment shall relieve Investor of its obligations under this Agreement.

17. Expenses. Each of the Company and Investor shall bear its own expenses in connection with the preparation and negotiation of the Agreement.

18. Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement and the Company acknowledges that the Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Investor confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

STAR SCIENTIFIC, INC.

By:	/s/ Paul L. Perito
Name:	Paul L. Perito
Title:	Chairman, President and
Chief Operating Officer

Signature Page to Securities Purchase and Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

HOUND PARTNERS LP

By:	/s/ Jonathan Auerbach
Name:	Jonathan Auerbach
Title:	Managing Member

HOUND PARTNERS OFFSHORE FUND LP

By:	/s/ Jonathan Auerbach
Name:	Jonathan Auerbach
Title:	Managing Member

Signature Page to Securities Purchase and Registration Rights Agreement

SCHEDULE I

SCHEDULE OF INVESTORS

Name and Address	Number of Shares to be Purchased	Warrants	Aggregate Purchase Price
Hound Partners LP c/o Hound Partners 101 Park Ave., 47th Floor New York, NY 10178	1,103,950	1,103,950	$1,788,400

Hound Partners Offshore Fund LP c/o Hound Partners 101 Park Ave., 47th Floor New York, NY 10178	1,365,185	1,365,185	$2,211,600

A-1

EXHIBIT A

NEITHER THESE SECURITIES NOR SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

COMMON STOCK PURCHASE WARRANT

To purchase common stock shares of common stock, $0.0001 par value, of

Star Scientific, Inc.

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [            ] (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after November 13, 2008 (the “Initial Exercise Date”) and on or prior to the close of business on November 13, 2013 (the “Termination Date”) but not thereafter (the “Exercise Period”), to subscribe for and purchase from Star Scientific, Inc., a Delaware corporation (the “Company”), up to [            ] shares (the “Warrant Shares”) of common stock, par value $0.0001 per share, of the Company (the “Common Stock”). The purchase price of one share of Common Stock (the “Exercise Price”) under this Warrant shall be $2.00, subject to adjustment hereunder. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. The term “Holder” shall refer to the Holder identified above or any subsequent transferee or assignee of this Warrant. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Securities Purchase and Registration Rights Agreement, dated May 12, 2008, between the Company and Holder (the “Purchase Agreement”).

1. Authorization of Warrant Shares. The Company represents and warrants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant have been reserved for issuance and will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable.

2. Exercise of Warrant.

(a) Except as provided in Section 3 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and before or on the Termination Date by (i) surrendering this Warrant, with the Notice of Exercise Form annexed hereto completed and duly executed, to the offices of the Company (or such other office or agency (including the transfer agent, if applicable) of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and (ii) delivering payment of the Exercise Price of the shares thereby purchased by wire transfer of immediately available funds or cashier’s check drawn on a

United States bank. The Holder exercising his purchase rights in accordance with the preceding sentence shall be entitled to receive a certificate for the number of Warrant Shares so purchased, which certificate will bear a legend substantially similar to the legend set forth on this Warrant. The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the Holder of the Warrant Shares in accordance with the terms and conditions set forth in the Purchase Agreement Certificates for shares purchased hereunder shall be issued and delivered to the Holder within five (5) Trading Days (as defined below) after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder shall be deemed to no longer hold this Warrant with respect to such shares and to have become a holder of record of such shares for all purposes, in each case as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 4 prior to the issuance of such shares, have been paid.

(b) In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised and/or surrendered, and the Company, if requested by Holder and at his expense, shall within ten (10) Trading Days issue and deliver to the Holder a new Warrant of like tenor in the name of the Holder or as the Holder (upon payment by Holder of any applicable transfer taxes) may request, reflecting such adjusted Warrant Shares.

“Trading Day” shall mean a day on which there is trading on the Principal Market or such other market or exchange on which the Common Stock is then principally traded.

3. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

4. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder; provided, however, that the Holder shall pay any applicable transfer taxes.

5. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

6. Division and Combination.

(a) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the denominations in which new Warrants are to be issued, signed by the Holder or his agent or attorney. The Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice

(b) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes attributable to a transfer by the Holder) the new Warrant or Warrants under this Section 6.

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7. No Rights as Stockholder until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment and this Warrant shall no longer be issuable with respect to such Warrant Shares.

8. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

9. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

10. Adjustments of Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company purchasable pursuant hereto as a result of such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

11. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. If, at any time while this Warrant is outstanding (i) the Company effects any merger or

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consolidation of the Company with or into another individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company or other entity of any kind (each a “Person”), in which the Company is not the survivor and the stockholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, at least fifty percent (50%) of the voting securities of the surviving entity, (ii) the Company effects any sale of all or substantially all of its assets or a majority of its Common Stock is acquired by a third party, in each case, in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which all or substantially all of the holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 10 above) (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein (the “Alternate Consideration”). The Company shall not effect any such Fundamental Transaction unless prior to or simultaneously with the consummation thereof, any successor to the Company, surviving entity or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Holder, such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to purchase and/or receive (as the case may be), and the other obligations under this Warrant. The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations, spin-offs, or dispositions of assets.

12. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

13. Notice of Corporate Action. If at any time:

(a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

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(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least five Business Days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least five Business Days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 16(d).

14. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value and (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant.

15. Call. At any time and from time to time following the Effective Date of the Registration Statement, the Company shall have the right, upon 20 Business Days’ prior written notice to the Holder (“Call Notice”), to call (require Holder to exercise) all or any portion of this Warrant at the Exercise Price provided that (i) the Warrant Shares are registered for resale pursuant to the Securities Act and have been for at least the 20-Trading Day period preceding the Call Notice, (ii) the Prospectus has not been suspended at any time during the 20-Trading Day

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period preceding the Call Notice, (iii) the Common Stock is currently listed (and is not suspended from trading) on the Principal Market as of the date the Call Notice is delivered to the Holder through the effective date of such call, (iv) the Company is not in default (or taken any action or failure to act which through the passage of time would result in a default) under the Purchase Agreement, (v) exercise of the Warrant in whole will not cause the Holder to exceed the Section 17 limitations, (vi) the VWAP of the Common Stock on the Principal Market is equal to or greater than $6.00 (subject to adjustment to reflect forward or reverse stock splits, stock dividends, recapitalizations and the like) (the “Threshold Price”) for at least 20 consecutive Trading Days, and (vii) the Call Notice is delivered within 3 Business Days’ of the most recent day in the previous clause and that the Common Stock reached the Threshold Price. At any time prior to the effective date of such call, the Holder shall have the right to exercise this Warrant in accordance with its terms.

“VWAP” shall mean for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an the Principal Market or the New York Stock Exchange, the American Stock Exchange or the Nasdaq Small Cap Market (each an “Approved Market”), the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Approved Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. ET to 4:02 p.m. Eastern Time) using the HP function; (b) if the Common Stock is not then listed or quoted on an Approved Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by the Company and Holder in good faith.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

16. Miscellaneous.

(a) Jurisdiction. This Warrant shall constitute a contract under the laws of the State of New York, without regard to its conflict of law, principles or rules.

(b) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant will have restrictions upon resale imposed by state and federal securities laws and/or as set forth in the Purchase Agreement.

(c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, provided, however, that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to

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comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of his rights, powers or remedies hereunder.

(d) Notices. All notices, requests, consents and other communications provided for herein shall be in writing and shall be effective upon delivery in person, when faxed and received, or five Business Days after being mailed by certified or registered mail, return receipt requested, postage pre paid, addressed as follows:

(i)	If to the Holder:

[                        ]

[                        ]

[                        ]

[                        ]

Telephone: [                    ]

Facsimile: [                    ]

Attention: [                    ]

or to the address of the Holder as shown on the books of the Company; or

(ii)	If to the Company:

Star Scientific, Inc.

16 South Market Street

Petersburg, Virginia 23803

Telephone: (804) 530-0535

Facsimile: (804) 530-8474

Attention: Chief Financial Officer

with a copy to:

Star Scientific, Inc.

7475 Wisconsin Avenue

Suite 850

Bethesda, MD 20814

Telephone: (301) 654-8300

Facsimile: (301) 654-9308

Attention: General Counsel

or at such other address as the Holder or the Company, as applicable, may hereafter have advised the other in accordance with the provisions of this paragraph.

(e) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

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(f) Successors and Assigns; No Assignment. This Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company, provided that neither the Company (except pursuant to a transaction subject to Section 11 herein) nor the Holder may assign this Warrant without the prior written consent of the other party.

(g) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(h) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(i) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(j) Governing Law; Jurisdiction; Service of Process. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

17. Limitation on Beneficial Ownership. The Company shall not effect any exercise of the Warrant, and the Holder shall not have the right to exercise any of the Warrant, to the extent that after giving effect to such exercise, the beneficial owner of such shares (together with such person’s affiliates) would have acquired, through exercise of the Warrant or otherwise, beneficial ownership of a number of shares of Common Stock that exceeds 9.9% (“maximum percentage”) of the number of shares of common stock outstanding immediately after giving effect to such conversion. For purposes of this Section 17, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

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For purposes of this Section 17, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of common stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-KSB, Form 10-Q, Form 10-QSB or Form 8-K, as the case may be, (2) a more recent public announcement by the Company, or (3) any other notice by the Company or the transfer agent setting forth the number of shares of Common Stock outstanding for any reason at any time. Upon the written request of the Holder, the Company shall promptly, but in any event within two (2) Trading Days, following the receipt of such notice, confirm orally or in writing (including electronic mail) to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Warrant, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the maximum percentage to any other percentage specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61 st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder providing such written notice.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: May 12, 2008

STAR SCIENTIFIC, INC.

By:
Name:	Paul L. Perito
Title:	Chairman, President and Chief Operating Officer

Signature Page to Warrant

NOTICE OF EXERCISE

To: Star Scientific, Inc.

(1) The undersigned hereby elects to purchase              Warrant Shares of Star Scientific, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full for such Warrant Shares, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of in lawful money of the United States.

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below. The Warrant Shares shall be delivered to the following:

(4) Accredited Investor/Qualified Institutional Buyer. The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

[PURCHASER]

By:
Name:
Title:
Dated: